UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________ SCHEDULE 14A (Rule 14a-101) Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) ______________________ Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material under §240.14a-12 Solstice Advanced Materials Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply): ☒ No fee required. ☐ Fee paid previously with preliminary materials. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V92024-P45109 SOLSTICE ADVANCED MATERIALS INC. You invested in SOLSTICE ADVANCED MATERIALS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareowner meeting to be held on May 22, 2026. Vote Virtually at the Meeting* May 22, 2026 10:30 a.m. EDT Virtually at: www.virtualshareholdermeeting.com/SOLS2026 Get informed before you vote View the 2026 Notice and Proxy Statement and 2025 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2026. If you would like to request a copy of the material(s) for this and/or future shareowner meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. SOLSTICE ADVANCED MATERIALS INC. 115 TABOR ROAD MORRIS PLAINS, NJ 07950 2026 Annual Meeting Vote by May 21, 2026 11:59 p.m. EDT

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V92025-P45109 1. Election of Class I Director Nominees for a Two-Year Term: 1a. Peter Gibbons For 1b. Rose Lee For 1c. William Oplinger For 1d. Patrick Ward For 2. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026. For 3. Advisory, non-binding vote to approve executive compensation. For 4. Advisory, non-binding vote to approve the frequency of future advisory votes on executive compensation. 1 Year NOTE: Proposal 1 is to elect Mr. Gibbons, Ms. Lee, Mr. Oplinger and Mr. Ward as Class I directors to hold office until the 2028 Annual Meeting of Shareowners. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting of Shareowners and at any adjournment or postponement thereof. THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareowner meeting. Please follow the instructions on the reverse side to vote these important matters.